Item 32.1, 18 U.S.C. Section 1350 Certification

CERTIFICATION OF PERIODIC REPORT

I, Aldo C. Zucaro, the Chief Executive Officer of Old Republic International Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)    the quarterly report on Form 10-Q of the Company for the quarter ended June 30, 2018 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)    the information contained in the Report fairly presents the financial condition and results of operations of the Company.

Dated: August 1, 2018

/s/ Aldo C. Zucaro
Aldo C. Zucaro, Chairman and
Chief Executive Officer